Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

[30-YEAR BOND PERFORMANCE GRAPH]

                         30-YEAR BOND YIELDS 1997-2002

               Insured                  U.S.                Insured Municipal
              Municipal               Treasury            Yields/U.S. Treasury
               Yields                  Yields                Yields (Ratio)

                5.60%                   6.63%                    84.46%
1997            5.70                    6.79                     83.95
                5.65                    6.80                     83.09
                5.90                    7.10                     83.10
                5.75                    6.94                     82.85
                5.65                    6.91                     81.77
                5.60                    6.78                     82.60
                5.25                    6.29                     83.47
                5.48                    6.61                     82.90
                5.40                    6.40                     84.38
                5.35                    6.15                     86.99
                5.30                    6.05                     87.60
                5.15                    5.92                     86.99
1998            5.15                    5.80                     88.79
                5.20                    5.92                     87.84
                5.25                    5.93                     88.53
                5.35                    5.95                     89.92
                5.20                    5.80                     89.66
                5.20                    5.65                     92.04
                5.18                    5.71                     90.72
                5.03                    5.27                     95.45
                4.95                    5.00                     99.00
                5.05                    5.16                     97.87
                5.00                    5.06                     98.81
                5.05                    5.10                     99.02
1999            5.00                    5.09                     98.23
                5.10                    5.58                     91.40
                5.15                    5.63                     91.47
                5.20                    5.66                     91.87
                5.30                    5.83                     90.91
                5.47                    5.96                     91.78
                5.55                    6.10                     90.98
                5.75                    6.06                     94.88
                5.85                    6.05                     96.69
                6.03                    6.16                     97.89
                6.00                    6.29                     95.39
                5.97                    6.48                     92.13
2000            6.18                    6.49                     95.22
                6.04                    6.14                     98.37
                5.82                    5.83                     99.83
                5.91                    5.96                     99.16
                5.91                    6.01                     98.34
                5.84                    5.90                     98.98
                5.73                    5.78                     99.13
                5.62                    5.67                     99.12
                5.74                    5.89                     97.45
                5.65                    5.79                     97.58
                5.55                    5.61                     98.93
                5.27                    5.46                     96.52
2001            5.30                    5.50                     96.36
                5.27                    5.31                     99.25
                5.26                    5.44                     96.69
                5.45                    5.79                     94.13
                5.40                    5.75                     93.91
                5.35                    5.76                     92.88
                5.16                    5.52                     93.48
                5.07                    5.37                     94.41
                5.20                    5.42                     95.94
                5.04                    4.87                    103.49
                5.17                    5.29                     97.73
                5.36                    5.47                     97.99
2002            5.22                    5.43                     96.13
                5.14                    5.42                     94.83
                5.43                    5.80                     93.62
                5.30                    5.59                     94.81

Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley New York Quality Municipal Securities (IQN) decreased from $14.88 to $14.63 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.39 per share, the Trust's total NAV return was 1.22 percent. IQN's value on the New York Stock Exchange (NYSE) decreased from $13.25 to $13.20 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQN's total market return was 2.56 percent. As of April 30, 2002, IQN's share price was at a 9.77 percent discount to its NAV.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.0650 per share. The Trust's level of undistributed net investment income was $0.146 per share on April 30, 2002, versus $0.135 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's total net assets of $92.3 million were diversified among 12 long-term sectors and 33 credits. At the end of April, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.8 years. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. IQN has two ARPS series totaling $24 million and representing 26.0 percent of total net assets. The yield on IQN's weekly ARPS series ranged between 1.00 percent and 1.85 percent. The yield on the series with an auction maturing in January 2004 was 2.65 percent.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2002 the Trust purchased and retired 85,700 shares of common stock at a weighted average market discount of 7.86 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and John Reynoldson joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIIO)

HOSPITAL                                 15%
EDUCATION                                14%
TRANSPORTATION                           12%
GENERAL OBLIGATION                       10%
MORTGAGE                                 10%
ELECTRIC                                  8%
PUBLIC FACILITIES                         7%
WATER & SEWER                             7%
HEALTH CARE REVENUE                       6%
IDR/PCR*                                  5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                                29%
Aa or AA                                  45%
A or A                                    19%
Baa or BBB                                 7%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR CHART]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                                                    WEIGHTED AVERAGE
                                                                   MARURITY: 18 YEARS
1-5 YEARS                                                                    4.6%
5-10 YEARS                                                                   4.6%
10-15 YEARS                                                                 31.2%
15-20 YEARS                                                                 25.4%
20-30 YEARS                                                                 25.5%
30+ YEARS                                                                    8.7%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002

                                                           WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS
                                PERCENT CALLABLE
                                  [BAR CHART]

YEARS BONDS CALLABLE
2002                                  0%
2003                                 38%
2004                                 17%
2005                                  1%
2006                                  3%
2007                                  1%
2008                                 11%
2009                                  7%
2010                                 11%
2011                                  3%
2012+                                 8%




                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 5.6%
                              COST (BOOK) YIELD*

2002
2003                                  5.7%
2004                                  5.6%
2005                                  6.2%
2006                                  5.9%
2007                                  5.6%
2008                                  5.4%
2009                                  5.4%
2010                                  5.8%
2011                                  4.8%
2012+                                 5.2%

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATION EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.7% ON 38% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Municipal Bonds (131.4%)
            General Obligation (13.6%)
            New York City,
 $ 2,000      1994 Ser C..............................................   5.50%   10/01/08    $  2,069,620
   4,000      1994 Ser D..............................................   5.75    08/15/09       4,134,560
            Puerto Rico,
   1,000      Public Improvement Refg Ser 1999........................   5.25    07/01/16       1,052,130
   2,000      Public Improvement Refg Ser 1993........................   5.25    07/01/18       2,015,500
 -------                                                                                     ------------
   9,000                                                                                        9,271,810
 -------                                                                                     ------------
            Educational Facilities Revenue (18.8%)
   3,000    New York City Industrial Development Agency, Polytechnic
              University 2000.........................................   6.125   11/01/30       3,059,340
            New York State Dormitory Authority,
   4,000      City University Ser 1993 F..............................   5.50    07/01/12       4,159,040
   4,000      State University Ser 1993 C.............................   5.375   05/15/13       4,138,400
   1,500      University of Rochester Ser 1998 A (MBIA)...............   5.00    07/01/18       1,509,900
 -------                                                                                     ------------
  12,500                                                                                       12,866,680
 -------                                                                                     ------------
            Electric Revenue (10.0%)
   3,000    Long Island Power Authority, Ser 1998 A (FSA).............   5.125   12/01/22       2,994,180
   1,000    New York State Power Authority, Ser 2000 A................   5.25    11/15/40         983,720
   3,000    Puerto Rico Electric Power Authority, Power Ser DD
              (FSA)...................................................   4.50    07/01/19       2,844,870
 -------                                                                                     ------------
   7,000                                                                                        6,822,770
 -------                                                                                     ------------
            Hospital Revenue (19.2%)
   1,915    New York State Dormitory Authority, Rochester General
              Hospital - FHA Insured Mtge Ser 1993....................   5.70    08/01/33       1,944,280
            New York State Medical Care Facilities Finance Agency,
   1,790      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B...   5.50    02/15/22       1,893,086
   3,000      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser A...   5.90    08/15/33       3,073,080
   4,000      Presbyterian Hospital - FHA Insured Mtge Ser 1994 A.....   5.25    08/15/14       4,169,480
   2,000      St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser
              A.......................................................   5.625   08/15/18       2,048,920
 -------                                                                                     ------------
  12,705                                                                                       13,128,846
 -------                                                                                     ------------
            Industrial Development/Pollution Control Revenue (6.7%)
            New York State Energy Research & Development Authority,
   1,500      Brooklyn Union Gas Co Ser 1991 D........................  10.85++  04/01/20       1,669,395
   3,000      New York State Electric & Gas Co Ser A (AMT)............   5.95    12/01/27       2,915,430
 -------                                                                                     ------------
   4,500                                                                                        4,584,825
 -------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (8.4%)
 $ 2,565    New York City Housing Development Corporation, FHA Ins
              Mtge Ser 1993 B.........................................   5.85%   05/01/26    $  2,640,206
   2,880    New York State Housing Finance Agency, 1996 Ser A Refg
              (FSA)...................................................   6.10    11/01/15       3,077,971
 -------                                                                                     ------------
   5,445                                                                                        5,718,177
 -------                                                                                     ------------
            Mortgage Revenue - Single Family (5.3%)
            New York State Mortgage Agency,
   2,000      Homeowner Ser 29 A......................................   5.25    04/01/15       2,024,640
   1,500      27th Ser (AMT)..........................................   5.875   04/01/30       1,558,065
 -------                                                                                     ------------
   3,500                                                                                        3,582,705
 -------                                                                                     ------------
            Nursing & Health Related Facilities Revenue (8.5%)
            New York State Dormitory Authority,
   2,000      Department of Health Ser 1993...........................   5.70    07/01/09       2,108,700
   1,750      Mental Health Ser 1999 C (MBIA).........................   4.75    08/15/22       1,645,595
   2,000    New York State Medical Care Facilities Finance Agency,
              Mental Health 1993 Ser F................................   5.375   02/15/14       2,044,140
 -------                                                                                     ------------
   5,750                                                                                        5,798,435
 -------                                                                                     ------------
            Public Facilities Revenue (9.1%)
   4,000    New York State Dormitory Authority, Court Ser 1993 A......   5.625   05/15/13       4,140,360
   2,000    New York State Urban Development Corporation, Correctional
              1998 Ser B (Ambac)......................................   5.25    01/01/16       2,079,220
 -------                                                                                     ------------
   6,000                                                                                        6,219,580
 -------                                                                                     ------------
            Transportation Facilities Revenue (15.7%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge
              Ser 1995 (MBIA).........................................   5.75    01/01/25       1,044,800
            New York State Thruway Authority,
   1,000      Local Hwy & Bridge Ser 2000 A (FSA).....................   5.75    04/01/17       1,082,540
   2,700      Local Hwy & Bridge Ser 2001.............................   5.25    04/01/20       2,740,203
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B..........   5.00    01/01/20       3,045,660
   1,000    Port Authority of New York & New Jersey, Cons 121 Ser
              (MBIA)..................................................   5.125   10/15/30         993,310
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................   4.75    07/01/38       1,797,060
 -------                                                                                     ------------
  10,700                                                                                       10,703,573
 -------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (8.6%)
            New York City Municipal Water Finance Authority,
 $ 1,000      1994 Ser B..............................................   5.50%   06/15/19    $  1,017,130
   1,000      1999 Ser A (FGIC).......................................   4.75    06/15/31         913,260
   3,000      2001 Ser B..............................................   5.125   06/15/31       2,918,010
   1,000    New York State Environmental Facilities Authority, Clean
              Water Ser 2002 B........................................   5.25    06/15/20       1,022,810
 -------                                                                                     ------------
   6,000                                                                                        5,871,210
 -------                                                                                     ------------
            Other Revenue (7.5%)
   2,000    New York City Transitional Finance Authority, 2000 Ser
              A.......................................................   5.75    08/15/24       2,109,520
   3,000    New York Local Government Assistance Corporation,
              Ser 1993 B Refg.........................................   5.50    04/01/21       3,035,280
 -------                                                                                     ------------
   5,000                                                                                        5,144,800
 -------                                                                                     ------------
  88,100    Total New York Tax-Exempt Municipal Bonds (Cost $86,833,924)..................     89,713,411
 -------                                                                                     ------------
            Short-Term New York Tax-Exempt Municipal Obligation (1.6%)
   1,100    Jay Street Development Corporation, Courts Facility 2001
 -------      Ser A-2 (Demand 05/01/02) (Cost $1,100,000).............   1.55*   05/01/20       1,100,000
                                                                                             ------------
 $89,200    Total Investments (Cost $87,933,924) (a)....................           133.0%      90,813,411
 =======
            Other Assets in Excess of Liabilities.......................             2.1        1,486,202

            Preferred Shares of Beneficial Interest.....................           (35.1)     (24,000,000)
                                                                                   -----     ------------
            Net Assets Applicable to Common Shareholders................           100.0%    $ 68,299,613
                                                                                 =======     ============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
    *       Current coupon of variable rate security.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $3,132,628 and
            the aggregate gross unrealized depreciation is $253,141,
            resulting in net unrealized appreciation of $2,879,487.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $87,933,924)........................................  $90,813,411
Cash........................................................       48,422
Interest receivable.........................................    1,432,257
Prepaid expenses............................................      135,710
                                                              -----------
    Total Assets............................................   92,429,800
                                                              -----------
Liabilities:
Payable for:
    Investment management fee...............................       34,454
    Dividends to preferred shareholders.....................       28,709
    Common shares of beneficial interest repurchased........       17,342
Accrued expenses............................................       49,682
                                                              -----------
    Total Liabilities.......................................      130,187
                                                              -----------
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 480 shares
  outstanding)..............................................   24,000,000
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $68,299,613
                                                              ===========
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 4,668,013 shares
  outstanding)..............................................  $66,906,386
Net unrealized appreciation.................................    2,879,487
Accumulated undistributed net investment income.............      697,772
Accumulated net realized loss...............................   (2,184,032)
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $68,299,613
                                                              ===========
Net Asset Value Per Common Share
  ($68,299,613 divided by 4,668,013 common shares
  outstanding)..............................................       $14.63
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $ 2,455,978
                                                              -----------
Expenses
Investment management fee...................................      161,419
Auction commission fees.....................................       39,896
Professional fees...........................................       32,823
Transfer agent fees and expenses............................       13,140
Auction agent fees..........................................       12,222
Registration fees...........................................       10,220
Shareholder reports and notices.............................        8,253
Trustees' fees and expenses.................................        6,154
Custodian fees..............................................        3,312
Other.......................................................        9,049
                                                              -----------
    Total Expenses..........................................      296,488

Less: expense offset........................................       (3,306)
                                                              -----------
    Net Expenses............................................      293,182
                                                              -----------
    Net Investment Income...................................    2,162,796
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................      219,519
Net change in unrealized appreciation.......................   (1,596,409)
                                                              -----------
    Net Loss................................................   (1,376,890)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................     (225,796)
                                                              -----------
Net Increase................................................  $   560,110
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX    FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                               APRIL 30,     OCTOBER 31, 2001
                                                                 2002
                                                              -----------      -----------
                                                              (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 2,162,796      $ 4,447,776
Net realized gain...........................................      219,519          145,176
Net change in unrealized appreciation.......................   (1,596,409)       4,451,347
Dividends to preferred shareholders from net investment
  income....................................................     (225,796)        (739,390)
                                                              -----------      -----------
    Net Increase............................................      560,110        8,304,909

Dividends to common shareholders from net investment
  income....................................................   (1,840,505)      (3,322,538)

Decrease from transactions in common shares of beneficial
  interest..................................................   (1,150,529)      (1,584,631)
                                                              -----------      -----------

    Net Increase (Decrease).................................   (2,430,924)       3,397,740
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................   70,730,537       67,332,797
                                                              -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $697,772 and $587,183, respectively).....................  $68,299,613      $70,730,537
                                                              ===========      ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $3,807,082 and $4,961,100, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $7,400.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                                 AMOUNT IN             RESET         RANGE OF
       SERIES           SHARES*  THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
---------------------   -------  ----------   -----   --------   ----------------
      1                   260     $13,000     2.65%   01/06/04   1.22% - 2.65%
      2                   220      11,000     1.65    05/03/02    1.00  - 1.85

---------------------
    * As of April 30, 2002.
   ** For the six months ended April 30, 2002.

Subsequent to April 30, 2002 and up through June 7, 2002, the Trust paid dividends to Series 1 and 2 at rates ranging from 1.1% to 2.65%, in the aggregate amount of $46,767.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2000...................................  4,876,213    $48,762    $69,592,784
Treasury shares purchased and retired (weighted average
  discount 10.82%)*.........................................   (122,500)    (1,225)    (1,583,406)
                                                              ---------    -------    -----------
Balance, October 31, 2001...................................  4,753,713     47,537     68,009,378
Treasury shares purchased and retired (weighted average
  discount 7.86%)*..........................................    (85,700)      (857)    (1,149,672)
                                                              ---------    -------    -----------
Balance, April 30, 2002.....................................  4,668,013    $46,680    $66,859,706
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

6. Federal Income Tax Status

At October 31, 2001, the Trust had a net capital loss carryover of approximately $2,404,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

    AMOUNT IN THOUSANDS
----------------------------
2002  2003  2004  2005  2007
----  ----  ----  ----  ----
$990  $854  $331  $23   $206
====  ====  ====  ====  ====

7. Dividends to Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE           DATE
---------  ------------   -------------
 $0.065    May 3, 2002    May 17, 2002
 $0.065    June 7, 2002   June 21, 2002

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust held positions in residual interest bonds having a total value of $1,669,395 which represents 2.4% of the Trust's net assets applicable to common shareholders.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $14,094 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $1,098; decrease unrealized appreciation by $1,089; and decrease net realized gains by

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

$9. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

11. Change in Financial Statement Classification for Preferred Shares

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley New York Quality Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31,
                                                      MONTHS ENDED    -----------------------------------------------------------
                                                     APRIL 30, 2002    2001         2000         1999         1998        1997
                                                     --------------   -------      -------      -------      -------     -------
                                                      (unaudited)
Selected Per Share Data:
Net asset value, beginning of period...............     $14.88         $13.81      $ 13.03      $ 14.73      $ 14.08     $ 13.07
                                                        ------         ------      -------      -------      -------     -------
Income (loss) from investment operations:
    Net investment income*.........................       0.46           0.92         0.90         0.87         0.89        0.89
    Net realized and unrealized gain (loss)........      (0.29)          0.95         0.82        (1.69)        0.61        0.92
    Common share equivalent of dividends paid to
      preferred shareholders.......................      (0.05)         (0.15)       (0.19)       (0.15)       (0.16)      (0.16)
                                                        ------         ------      -------      -------      -------     -------
Total income (loss) from investment operations.....       0.12           1.72         1.53        (0.97)        1.34        1.65
                                                        ------         ------      -------      -------      -------     -------
Less dividends from net investment income..........      (0.39)         (0.69)      (0.77)        (0.75)       (0.70)      (0.69)
                                                        ------         ------      -------      -------      -------     -------
Anti-dilutive effect of acquiring treasury
  shares*..........................................       0.02           0.04         0.02         0.02         0.01        0.05
                                                        ------         ------      -------      -------      -------     -------
Net asset value, end of period.....................     $14.63         $14.88      $ 13.81      $ 13.03      $ 14.73     $ 14.08
                                                        ======         ======      =======      =======      =======     =======
Market value, end of period........................     $13.20         $13.25      $11.813      $12.313      $14.063     $12.688
                                                        ======         ======      =======      =======      =======     =======
Total Return+......................................       2.56%(1)      18.29%        2.07%       (7.39)%      16.92%      19.65%
Ratios to Average Net Assets of Common
Shareholders:
Expenses (before expense offset)...................       0.87%(2)(3)    0.80%(3)     0.88%(3)     0.87%(3)     0.86%(3)    0.89%(3)
Net investment income before preferred stock
  dividends........................................       6.33%(2)(4)    6.37%        6.81%        6.13%        6.15%       6.64%
Preferred stock dividends..........................       0.66%(2)       1.06%        1.45%        1.06%        1.13%       1.16%
Net investment income available to common
  shareholders.....................................       5.67%(2)(4)    5.31%        5.36%        5.07%        5.02%       5.48%
Supplemental Data:
Net assets applicable to common shareholders, end
 of period, in thousands...........................    $68,300        $70,731      $67,333      $65,004      $74,862     $72,111
Asset coverage on preferred shares at end of
  period...........................................        384%           395%         380%         371%         412%        400%
Portfolio turnover rate............................          4%(1)          9%           7%          13%          14%      --

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase ratio of net investment income to average net assets by 0.01%. The
         Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

John Reynoldson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

     38583

[Morgan Stanley LOGO]

MORGAN STANLEY
NEW YORK QUALITY
MUNICIPAL SECURITIES


Semiannual Report
APRIL 30, 2002